EXHIBIT 99.2



MICHAEL S. CORDARO
109-24 23RD AVENUE
WHITESTONE, NY 11357
MAY 12, 2005




THE BOARD OF DIRECTORS
THE STEPHAN COMPANY, INC.
1850 W MCNAB ROAD
FORT LAUDERDALE, FL 33309


ATTN: FRANK FEROLA
	 BOARD CHAIRMAN & CEO


EFFECTIVE IMMEDIATELY, FOR PERSONAL REASONS I HEREBY
RESIGN AS A DIRECTOR OF THE STEPHAN COMPANY, INC.
A FLORIDA CORPORATION


SINCERELY,


/S/ MICHAEL S. CORDARO

MICHAEL S. CORDARO